Exhibit 99.1

Investor Day December 7, 2006 Golden, CO "This material was used by HealthGrades during a webcast oral presentation; it is not a complete record of the discussion."

Agenda Welcome Kerry Hicks Strategic Health Solutions and Other Innovations Steve Wood Provider Services Sarah Loughran Internet Business Patient-Provider Gateway Kirk Schreck Consumer Reports and Online Strategy David Hicks Financial Overview Allen Dodge Closing Comments Kerry Hicks Q&A All

Kerry Hicks - Chairman and CEO Welcome

Safe Harbor Statement

This presentation, both written and verbal, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, strategic developments, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on 10-K, for a discussion of these and other risk factors.

All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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© Copyright 2006, HealthGrades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE™

HealthGrades' Principles: Nearly three million consumers visit HealthGrades.com each month Consumer Empowerment Quality/Price Transparency Financial Consequences to Quality

Key Company Developments FY 1997 IPO as Specialty Care Network, a physician practice management company (PPM) FY 1998 Launch of healthcarereportcards.com (healthcare ratings) FY 2000 $18M in financing from Chancellor V., L.P., Essex Woodlands Health Ventures and company management FY 2002 Completion of exit from PPM business and beginning of focus solely on ratings and advisory services FY 2003 Repurchase of Chancellor's 12M shares for $500,000 FY 2004 First year of both cash flow from operations and operating profit FY 2005 Re-listing on the NASDAQ Capital Market FY 2006 Launch of Patient-Provider Gateway product

Historical Growth

Investment Highlights Meeting a major market need Growing demand for healthcare quality and cost data to make informed healthcare spending decisions Recurring-revenue business model Significant operating leverage Increasing operating cash flows High returns on invested capital Experienced management team in bringing products to market Increasing brand recognition and acceptance of our hospital ratings Highly differentiated, proprietary physician database Significant barriers to entry

Consumers Must Have Timely and Accurate Information to Make Appropriate Healthcare Decisions

Top Trends in 2006 Search engines are essential for physicians and an important gateway for consumers Broadband explosion revolutionizes consumer and physician use of the Internet "Alternative" media is no longer an alternative Source: Manhattan Research, LLC

Healthcare Internet Activity Source: Forrester's Consumer Technographics(r) August 2004 Healthcare Online Study; Consumer Technographics(r) Q4 2005 North American Healthcare, Customer Experience, And Retail Online Survey Yes No Fruit 85 15 Base: US online consumers "Have you gone online to look up health information in the past 12 months?" Fewer than one in five online consumers has visited a hospital Web site

The Rapidly Changing Consumer Consumers today Increasingly time sensitive Increasingly computer dependent More information oriented in making purchases Influenced by multi-industry service benchmarks More demanding This dynamic is due to widespread adoption of the Internet, as well as the increasing financial obligations of the consumer

PRODUCT/ SERVICE CONSUMER PERCEPTIONS* ACTUAL COST DIFFERENCE PERCENT DIFFERENCE A routine doctors office visit $98 $139 - $41 29% An average 4-day stay at a hospital $6,400 $14,500 - $8,100 56% PRODUCT/ SERVICE CONSUMER PERCEPTIONS* ACTUAL COST DIFFERENCE PERCENT DIFFERENCE A round-trip plane ticket in coach class from New York to Los Angeles $514 $477 + $37 8% A new Honda Accord $21,200 $21,500 - $300 1% ESTIMATED AVERAGE COST FOR VARIOUS CONSUMER PRODUCTS AND SERVICES ESTIMATED AVERAGE COST FOR VARIOUS MEDICAL SERVICES Understanding Healthcare Costs *Mean estimated cost Sources: www.healthactioncouncil.org, www.medscape.com, www.uscsf.edu, www.bcbs.com and Great-West Healthcare claims data

$0/None Less than $500 $500 to $999 $1,000 to $1,999 $2,000 to $9,999 $10,000 or more Not sure East 0.39 0.09 0.08 0.09 0.16 0.12 0.07 37% Amount of Money Set Aside for Future Healthcare Needs 17% Source: Great-West Healthcare and Harris Interactive

Rates of Increase (2000 - 2005)

Overview of Consumer-Driven Health

How This Applies to HealthGrades

Provider Services Hospitals and physicians can grow their business by taking a leadership role in: Comprehensive patient acquisition strategy (SQP, PPG) Aggressively improving the most important clinical and experiential quality factors (QS) Transparency and accountability are here to stay The "trust me" days in healthcare are gone forever; the 21st century is all about "show me"

There are approximately one billion Google searches per day Every month U.S. healthcare consumers conduct approximately 60 million searches on the Internet1 85% of consumers use the Internet as their primary source of healthcare information2 Internet user healthcare searches2 On specific disease or medical condition (66%) On medical treatment or procedure (51%) For specific doctor(s) or hospital(s) (28%) Up from 21% in 2002 Increasing at 4.4 million consumers annually All of the above factor into Consumer Reports and PPG sales Internet Business Group Sources: 1 Pew Internet and American Life Project 2005 2 Health Grades, Inc.

Strategic Health Solutions Decision Tools Provide employers (and their employees) with the tools to make informed healthcare decisions (Health Management Suite) Market Analytics Customized solutions for quality-based business needs Examples: Bond Ratings, Pharma and Med/Tech Business Development Targeting

New Strategic Opportunities Customer Loyalty Program HealthGrades will be bringing a significant new product to market that addresses the confluence of the healthcare and financial services industries Example of how HealthGrades continues to create innovative products to address market demand Future Investments Accounting for greater percentage of the healthcare spend ($2.0 trillion) Greater frequency/meaningful consumer "touches" Intermediate- and long-term contribution margin

Market Realities Nascent stage of "consumerism" Market/Channel/Product have inherent adoption challenges Co-, re-, sub-, cross-licensing not a coherent long- term strategy ... partnerships win Pricing concerns remain in particular Business Units (e.g., SHS), WebMD purchasing both Subimo and HST should improve pricing over time Substantial visibility in our largest, and most mature, Business Unit-Provider Services; other business units have both upside potential and downside risk ... in the short term.

Strategic Health Solutions and Other Innovations Steven D. Wood, PhD Executive Vice President

In 2007, SHS Will Launch a Dual Product and Market Strategy Create and Deploy a Robust Product Mix to Support Multiple Market Segments Decision Support Tools Market Analytics SHS (Health Management Suite)

HealthGrades' Health Management Suite

Health Management Suite - Target Markets Description & Primary Use Market Segments Decision Support Tools Semi-custom or standard web-based tools solutions using our Health Management Suite Primary use is to provide actionable healthcare quality and cost information Employer Benefit Consultants Health Plans TPA's

SHS - Market Analytics Client and Projects - Serving as a Foundation for Growth Bond Ratings Agency Fortune 100 Company

Market Analytics Products - Target Markets Description & Primary Use Market Segments Market Analytics Highly customized solutions for a specific quality- based business need Primary use is to quantify risk, increase sales effectiveness and account management capabilities Financial Services Pharmaceutical Medical Device Health Plans

Customer Loyalty Program Overview Bringing a significant new product to market that addresses the confluence of the healthcare and financial services industries Provides hospitals, health plans and medical practices (hereafter "Client") with the means to notably advance customer, employee and affiliate loyalty while receiving substantial high margin revenue Co-branded healthcare credit card that uses "Healthcare Points".

SM HealthCarePoints - What It Is: A customer loyalty program based on a co-branded credit card that enables clients to: Offer a unique way of managing escalating healthcare costs to patients and their employers Have an effective way of addressing nonpayment by consumers Obtain substantial and very high margin revenue Strongly position themselves as innovative solution providers based on an exclusive (first-to-market) offering

Contributions to HealthGrades Meaningful increase in HealthGrades' top and bottom lines over time Expanded recognition and respect for HealthGrades' brand as an innovator in the healthcare industry Additional clients for other HealthGrades' products resulting from the benefit and creativity of this product

HealthGrades' Innovation Process – Big Picture



Idea Realization
Executive Management Review
Business Case Review
Idea Evaluation
Foundation
Associate's Idea
Product Launch
$$ Reward Checkpoint 3
Signoff
$ Reward Checkpoint 2
(Financial Summary)
Business Case
Scorecard
Strategic Fit
Recognition Checkpoint 1
Blueprint

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HEALTHGRADES
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HealthGrades' Innovation Process Goals Engage all associates in a systematic process of developing new product and efficiency ideas that add meaningful economic value to HealthGrades' Further advance a culture of proactive development and sharing of good ideas Provide another platform for associate recognition

Sarah Loughran - Executive Vice President Provider Services

Deloitte 2005 Hospital CEO Survey

Provider Services Business Development Quality Improvement Goals: Increase patient volume Increase market share Improve bottom line Recruitment/retention Goals: Improve quality of care Reduce cost Reduce risk Enhance reputation Brand Building/ Marketing (SQI/SQP) Patient Acquisition & Internet Strategy (PPG) Quality Solutions (QA/QAI)

2007 Strategic Direction Better define distinct business models Business Development Quality Solutions Own the market knowledge and insight as to how consumers seek, understand, and utilize HealthGrades ratings Work closely with Chief Quality Officers Leadership and innovation in web-based marketing and quality solutions for hospitals Greater focus on return on investment

Brand Building/Marketing ROI Higher revenue More profitable patient mix More profitable health plan contracts Recruit/retain the best physicians and staff Internal morale Fundraising Market perception "We recently did a consumer tracking study of women. We asked if they used the Internet to research quality of hospitals. It went from 5% in 2004 to 18% in 2006 for hospitals and from 12% to 23% for docs." - Hospital Marketing VP

Quality Solutions ROI Direct Cost Savings CMS Reimbursement Cost of Capital Cost of Medical Malpractice Insurance Litigation Expense Incentive Compensation "Management is tied to performance. In the last three years we have been moving to a system that recognizes outcomes from an annual review standpoint ... if we hit all three targets the pay increase is larger." - Hospital CEO

"We have seen a significant increase in patients awareness that the data is available, more awareness of questions to ask. Five years ago we had no questions. Now we have a recognizable number who will actually say what is your HealthGrades rating or call you even here in Mississippi where there's not a computer in every house. The news media has contributed." - Hospital CEO, Mississippi Brand Awareness

New 2007 Marketing Strategies Increased Visibility and Industry Awareness America's 50 Best - Publish CEO profiles in trade publications. Cultivate relationships with industry consultants Monthly methodology Webex's Target hospital boards via education about quality improvement Increase e-mail marketing tied to online case studies and video testimonials Additional speaking engagements with clients Publish research on consumer behavior when researching a provider online Capitalize on client success stories Expand marketing of Quality Solutions group

Media Recognition

2007 Public Relations Study Publication and Media Pitching Consumer Behavior When Searching for a Hospital or Physician Online Distinguished Hospital Award Patient Safety Women's Health Hospital Quality in America Bariatric Trends Partner with Significant Media Partner America's 50 Best Hospitals Media Launch Feature stories in the news media (building on our current leadership position with the news media by moving beyond data-based news stories to those featuring people, cities)

2007 Provider Sales Business Development Target Hospitals with 5 star ratings Mentor programs for new sales representatives Use of mailers to key hospital decision makers Utilize market share data for compelling message Create touch defined client touch points between PS reps and Consultants to create systematic opportunity for upsells and increased retention Utilize creative marketing strategies such as Satellite media tour Bundle all business development opportunities (SQI/SQP/PPG) Create compelling strategies for acquiring hospital systems on a national and regional basis Continue to align value proposition with CEO priorities

2007 Quality Services Sales Target Hospitals with 1 and 3 star ratings Extensive training program for sales representatives Service line specific mailers Utilize internal resource for appointment setting SQI reps have incentive to drive quality leads Methodology case study workshops Information seminars for Hospital Board exposure Use of syndicated reports as "teasers" Targeted approach for current client opportunities New contract approach to shorten sales cycle Communicate net benefits to potential clients on quality improvement in terms of financial impact

Product Expansion Brand Building/Marketing (SQI/SQP) Bariatric Surgery (Fall 2006) America's 50 Best Hospitals (February 2007) Ambulatory Surgery (QI) Dialysis Centers (Q2) Oncology (Q1) Quality Solutions Critical Care Gastrointestinal Services

Kirk Schreck - Senior Vice President Internet Business Patient-Provider Gateway

Patient-Provider GatewayTM Attract Consumers to Hospital Physicians by: Leveraging the power of the most frequently used search engines (Google, Yahoo, MSN, etc.) to prioritize access to Hospital physicians Directing HealthGrades' 2.5 million monthly visitors to Hospital physicians when health, procedure and physician information are sought Providing robust physician information to encourage consumers to contact the Hospital physicians' practices Facilitating the consumer scheduling an appointment with a Hospital physician Featuring Hospital facilities used by Hospital physicians

Value of PPG as a Marketing Strategy Internet marketing is not an alternate strategy Major shift in dollars spent on-line due to strength of return on investment and branding By 2010, online marketing will compete with cable TV and radio for marketing spending Offer superior alternative to other marketing mediums (i.e., yellow pages, newspapers, radio, billboards, television, etc.) Measure success through impression and performance reporting provided by HealthGrades

HealthGrades' Consumer Demographic *Based on more than 60,000 consumer surveys on HealthGrades.com

Google Search Results - Procedure Search

Direct Link from Search Page Direct Link from Search Page

HealthGrades' Physician Report Enhanced Report Standard Report Standard Report

Enhanced Report Experience/Training Practice philosophy Performance Practice Locations/Information Affiliated physicians in the Group Health plans accepted

Physician Searches On HealthGrades.com - Annualized Q3 2005 Cincinnati National Benchmark All Lines 19574 42091 FP/IM 268156 2389 MC/WH 164524 644 Psychiatry 133684 4443 Orthopedics 128176 Cardiac 96748 General Surgery 68516 Pediatrics 59332 Neurosciences 55544 Oncology 44380 Over 1.1 Million Physician Annual Searches In Manhattan

PPG Impact HealthGrades' consumer conversion data Physician report selection increases by 48 times when the report is free to consumers HealthGrades' Consumer Survey (over 1000 consumers) 67% of consumers schedule an appointment with affiliated physicians Physician Placements 35% of distinct users in markets where PPG has been deployed view PPG affiliated physician profiles One case study shows that the PPG program is averaging 8 appointment interests per month for each affiliated physician

Physician Case Study Profile Viewed (Aug '05 - Apr '06) 907 Physician Reports Ordered 401 Appointments Scheduled 99

Internet Business Consumer Reports / Online Strategy David Hicks - Executive Vice President

HealthGrades Web Site - Total Unique Users

Consumer Reports - Current and 2007 Initiatives Grow/maintain our relationship with the search engines - when it makes sense Focus on 3 primary areas: Site Experience (usability, messaging, "stickiness") Product Development (condition-based searches, upsells) Consumer Acquisition (SEO, partnerships) Additional data elements: Malpractice Medical content Recognition programs (BTE, NCQA) Additional areas: Ambulatory Surgery Center Oncology Deploy, Measure, Tune, Modify all activities 2007 Focus: Increase conversion rates

How Consumers Access Our Information Top placement in Google and other search engines based on number of users, depth and breadth of content and SEO (Search engine optimization) techniques Currently involved in a number of current and future projects involving Google Local Search Content and Local Search Engines Relevance Impact Frequency Partnerships with Hospital and Systems Clients (e.g. Tenet)

HealthGrades' Physician Data

- **Primary source-verified over 450,000 of the 600,000 practicing physicians:**
  - Name, address, phone number
  - Education and training
  - Board certification
  - Federal and state sanctions (five years of sanction data for all 50 states)
- **HealthGrades' Proprietary Information:**
  - Hospital affiliation (with specialty level quality ratings)
  - Health plan network affiliations
  - Procedural volume
  - Patient experience surveys on 100,000 physicians
  - Expanded profile information
    - Philosophy, Awards, Honors, Memberships
    - Office hours, Location, Technology

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HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE™

HealthGrades' Information Technology Proprietary Systems Physician and Hospital matching intelligent system Decision Support Systems for "drill down" capability Data aggregation and display to multiple applications Logistic Regression Models for ratings development Industry Expertise SEO Architecture Clinical Systems Stable, Scalable, Nimble Infrastructure

Financial Overview Allen Dodge Executive Vice President/CFO

HealthGrades' Products and Services

Product Development and Services Growth
Provider Services

Year	Products Offered	New Service Lines Offered	New Awards	Number Cohorts Rated
2007 (Projected)	- Strategic Quality Initiative - Strategic Quality Partnership - Quality Assessment and Implementation		- America's 50 Best Hospitals	94 (31)
2006	- Strategic Quality Initiative - Strategic Quality Partnership - Quality Assessment and Implementation	- General Surgery - Bariatric Surgery	-Cardiac Surgery Excellence Award -Joint Replacement Excellence Award	94 (31)
2005	- Strategic Quality Initiative - Distinguished Hospital Program - Quality Assessment and Improvement		- Service Line Excellence Awards	100 (29)
2004	- Strategic Quality Initiative - Distinguish Hospital Program - Quality Assessment and Improvement	- Gastrointestinal - Critical Care	- Patient Safety Distinguished Hospital Program	28
2003 (Base Year)	- Strategic Quality Initiative - Distinguish Hospital Program - Quality Assessment and Improvement	- Cardiac - Orthopedics - Neurosciences - Pulmonary - Obstetrics - Women's Health - Vascular	- Distinguished Hospital Award	28

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© Copyright 2006, HealthGrades, Inc. All Rights Reserved.
HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE™

Product Development and Services Growth Internet Business Group Year Products Offered Physician Data Element Added Other Information Other Data 2007 (Projected) - Ambulatory Surgery Center Reports - Oncology Reports - Malpractice Information (7 additional states) GA, MD, MA, CT, TN, IN, ID - Combined Products (hospital, physician) - Procedure/Condition Based Searches - Watchdog - Ambulatory Surgery Center Data - Oncology Information 2006 - Healthcare Quality Report - Medical Cost Report - Patient-Provider Gateway - Malpractice Information (7 states) OR, ND, FL, WA, NY, NJ, VA Medicare Cost Information Patient Satisfaction Surveys -Majority of Physician Data Owned and Primary Source Verified - Medical Cost Information on 56 Procedures - Hospital Medicare Cost Information - Medical Content 2005 - Healthcare Quality Reports - Physician Supplied Information - Hospital Patient Safety 2004 - Healthcare Quality Reports - Education History - Professional Licensing History - Nursing Home Reports 2003 (Base Year) - Healthcare Quality Reports - Board Certification - Federal and State Sanctions - Ratings of Area Hospitals - Majority of Physician Data Licensed from Third Party

Year Products Incremental Offering Other Items 2007 (Projected) - Health Management Suite - Market Analytics - Healthcare Credit Solutions - Customized Solutions For: - Financial Services - Pharmaceutical - Medical Device - Health Plans Co-branded Healthcare Credit Card - Researching Addition of Health Risk Assessment - Pharmaceutical Quality and Cost Tool 2006 - Health Management Suite - Medical Cost Calculator - Optimize Your Health - Launch of Redesigned and Renamed Health Management Suite 2005 - Quality Ratings Suite - Compare Your Care - Beginning of Primary Source Verification of Propriety Physician Data 2004 - Quality Ratings Suite - Addition of Over 70 Procedures/Diagnoses Utilizing 3M-APRDRG'S 2003 (Base Year) - Quality Ratings Suite - Quality Guides - Physician - Hospitals - Nursing Home - Home Health Product Development and Services Growth Strategic Health Solutions

Business Area Product Competitors Provider Services Strategic Quality Initiative Quality Solutions Budget Constraints/Solucient/ U.S. News & World Report Internal Quality Improvement Efforts/Consulting Firm Internet Business Group Healthcare Quality Reports Patient-Provider Gateway Choicepoint None Strategic Health Solutions Health Management Suite WebMD Health (now includes Subimo) Competition

Increased revenue from $5.1 million in 2002 to current forecast of approximately $28 million in 2006 - CAGR of 54% Increased cash flows from operations 2003 - $1.3 million 2004 - $2.8 million 2005 - $6.6 million Our core revenue, from our Provider Services area, has grown in excess of 30% since 2002 Employee count has grown to approximately 130 employees at year-end 2006 Historical Metrics

2007 Forecast Targeting top-line revenue growth of 30% and operating margins of approximately 20% Opportunities: Provider Services - High degree of confidence in growth rate of 30%+ in an area that represents >70% of our revenue Healthcare Credit Solutions Adoption rate of PPG Sales Risks: Strategic Health Solutions - Risk of losing existing Hewitt revenue in 2007 which represents approximately $800,000 annually. Rolling out new, unproven products. Long sales cycles for Health Management Suite Adoption rate of PPG Sales

Closing Comments Kerry Hicks - Chairman and CEO

Thank You